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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 7, 1999, with respect to the financial statements and schedules of Progressive System Technologies, Inc. incorporated by reference in the Annual Report (Form 10-K No. 333-00000) for the year ended March 31, 2001 filed with the Securities and Exchange Commission.


Austin, Texas
June 13, 2001                                                  Ernst & Young LLP